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                                                                    EXHIBIT 10.1

                      AMENDMENT NO. 2 TO MERGER AGREEMENT

    This AMENDMENT NO. 2 (this "Amendment") is made and entered into as of this 8th day of October 1996 by and among Borland International, Inc., a Delaware corporation ("Acquiror"), Aspen Acquisition Corp., a Delaware corporation and a direct, wholly-owned subsidiary of Acquiror ("Acquiror Sub"), and Open Environment Corporation, a Delaware corporation (the "Target"), with reference to the following:

    Acquiror, Acquiror Sub and Target are parties to that certain Agreement and Plan of Merger dated as of May 11, 1996 (the "Merger Agreement"), pursuant to which Acquiror is to acquire Target by way of a merger of Acquiror Sub into Target.

    The parties hereto agree that the Merger Agreement is amended as follows:

       1. The date after which the Merger Agreement may be terminated pursuant to Section 8.01(b) is changed from October 31, 1996 to November 25, 1996.

       2. The parties agree that the terms of the Merger Agreement and their respective rights and obligations thereunder, remain in full force and effect notwithstanding the restatement of, or amendment to, the OEC financial statements included as part of the Proxy Statement/Prospectus Amendment No. 3 to be filed with the Securities and Exchange Commission on October 11.

       3. Except as provided above, the Merger Agreement remains in full force and effect.

    IN WITNESS WHEREOF, Acquiror, Acquiror Sub and the Target have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                           BORLAND INTERNATIONAL, INC.

                                           By /s/ Paul W. Emery, II
                                              ----------------------------------
                                              Name: Paul W. Emery, II
                                              Title: Vice President

                                           ASPEN ACQUISITION CORP.

                                           By /s/ Paul W. Emery, II
                                              ----------------------------------
                                              Name: Paul W. Emery, II
                                              Title: Vice President

                                            OPEN ENVIRONMENT CORPORATION

                                            By /s/ Adam Honig
                                               ---------------------------------
                                               Name: Adam Honig
                                               Title: President